UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  June 21, 2002

              ----------------------------------------------------


                          Commission File Number 1-8002

                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its Charter)




Delaware                                                              04-2209186
(State or other jurisdiction of             (IRS Employer Identification Number)
incorporation)

81 Wyman Street, P.O. Box 9046                                        02454-9046
Waltham, Massachusetts                                                (Zip Code)
(Address of principal executive offices)

                                 (781) 622-1000
              (Registrant's telephone number, including area code)

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                          THERMO ELECTRON CORPORATION

Item 4.     Changes in Registrant's Certifying Accountant

            On June 21, 2002, the Audit Committee of the Board of Directors of Thermo Electron Corporation (the "Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year 2002.

            Arthur Andersen's reports on the Company's consolidated financial statements for each of the last two completed fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph concerning the adoption of Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," and Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities."

            During the last two completed fiscal years and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated June 25, 2002, stating its agreement with such statements.

            During the last two completed fiscal years and through the date hereof, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements and Exhibits

(c)         Exhibit

            Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 25, 2002.

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                          THERMO ELECTRON CORPORATION

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 26th day of June 2002.

                                      Thermo Electron Corporation


                                      /s/ Theo Melas-Kyriazi
                                      ------------------------------------------
                                      Theo Melas-Kyriazi
                                      Vice President and Chief Financial Officer

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                          THERMO ELECTRON CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number      Description
--------------------------------------------------------------------------------

  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 25, 2002.






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